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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
NeoRx Corporation:

        We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG LLP
                                        ----------------------------------------
                                        KPMG LLP

Seattle, Washington

August 11, 2000



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